UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: January 25, 2024

Jaws Mustang Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39975	98-1564586
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1601 Washington Avenue, Suite 800 Miami Beach, FL	33139
(Address of principal executive offices)	(Zip Code)

(305) 695-5500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	JWSM.U	The New York Stock Exchange American
Class A ordinary shares included as part of the units	JWSM	The New York Stock Exchange American
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	JWSM WS	The New York Stock Exchange American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On January 25, 2024, Jaws Mustang Acquisition Corporation (“JWSM”) convened and then adjourned, without conducting any other business, its extraordinary general meeting of its shareholders (the “Shareholder Meeting”) relating to, among other things, its previously announced proposed extension of its deadline to complete an initial business combination. The only proposal submitted for a vote of the shareholders at the Shareholder Meeting was the approval of the adjournment of such meeting to a later date (the “Adjournment Proposal”). The Adjournment Proposal is described in greater detail in JWSM’s definitive proxy statement (“Definitive Proxy”), which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 11, 2024.

Holders of 27,078,190 ordinary shares of JWSM held of record as of December 19, 2023, the record date for the Meeting, were present in person or by proxy at the Shareholder Meeting, representing approximately 96.78% of the voting power of the JWSM’s ordinary shares as of the record date for the Shareholder Meeting, and constituting a quorum for the transaction of business.

The shareholders approved the Adjournment Proposal. The Shareholder Meeting has been adjourned until February 2, 2024 at 10:30 a.m., Eastern Time.

The voting results for the Adjournment Proposal were as follows:

For	Against	Abstain
26,932,972	143,718	1,500

Item 8.01. Other Events

As previously reported on January 24, 2024, the deadline to withdraw previously submitted redemption requests in connection with the Shareholder Meeting was Thursday, January 25, 2024, prior to 11:00 a.m., Eastern Time. However, due to the adjournment of the Shareholder Meeting, the deadline to withdraw previously submitted redemption requests in connection with the Shareholder Meeting is being extended to Friday, February 2, 2024, prior to 10:30 a.m., Eastern Time, subject to approval by JWSM’s board of directors.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2024

JAWS MUSTANG ACQUISITION CORPORATION

By:	/s/ Andrew Klaber
Name:	Andrew Klaber
Title:	Chief Executive Officer